EXHIBIT 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, each of the undersigned hereby agrees to the joint filing, along with all other such undersigned, on behalf of the Reporting Persons (as defined in the joint filing), of a statement on Schedule 13D (including amendments thereto) with respect to the common stock, par value $0.001 per share, of AngioSoma Inc., and that this agreement be included as an Exhibit 99.1 to such joint filing. This agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. The undersigned acknowledge that each shall be responsible for the timely filing of any amendments, and for the completeness and accuracy of the information concerning him or it contained herein and therein, but shall not be responsible for the completeness and accuracy of the information concerning the others.
IN WITNESS WHEREOF, each of the undersigned hereby executes this agreement as of this 26th day of December 2018.

EQUINE HOLDINGS, LLC

By: /s/ John Cooley
Name: John Cooley
Title: Chief Financial Officer

EQUINE HOLDINGS CHARTER PRIVATE EQUITY FUND XIII 13

By: /s/ John Cooley
Name: John Cooley
Title: Chief Financial Officer

EQUINE CHARTER PRIVATE EQUITY FUND XX

By: /s/ John Cooley
Name: John Cooley
Title: Chief Financial Officer

EQUINE CHARTER PRIVATE EQUITY FUND XI

By: /s/ John Cooley
Name: John Cooley
Title: Chief Financial Officer

EQUINE CHARTER PRIVATE EQUITY FUND XII

By: /s/ John Cooley
Name: John Cooley
Title: Chief Financial Officer

EQUINE HOLDINGS CHARTER PE FUND XXI

By: /s/ John Cooley
Name: John Cooley
Title: Chief Financial Officer

EQUINE CHARTER PRIVATE EQUITY FUND XV, LLC

By: /s/ John Cooley
Name: John Cooley
Title: Chief Financial Officer

EQUINE CHARTER PRIVATE EQUITY FUND DCCCLXXXVIII, LLC

By: /s/ John Cooley
Name: John Cooley
Title: Chief Financial Officer

EQUINE CHARTER PRIVATE EQUITY FUND VII, LLC

By: /s/ John Cooley
Name: John Cooley
Title: Chief Financial Officer

EQUINE PRIVATE EQUITY FUND 755460, LLC

By: /s/ John Cooley
Name: John Cooley
Title: Chief Financial Officer

CARGILL - ATWOOD FAMILY PRIVATE EQUITY FUND, LLC

By: /s/ John Cooley
Name: John Cooley
Title: Chief Financial Officer

By: /s/ Brent Atwood
Name: Brent Atwood